UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 1, 2006


                                   PGT, Inc.
                                   ---------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

            000-52059                                   20-0634715
            ---------                                   ----------
      (Commission File Number)              (IRS Employer Identification No.)


               1070 Technology Drive, North Venice, Florida 34275
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (941) 480-1600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

         On August 1, 2006, PGT, Inc. (the "Company") issued a press release announcing that the underwriters of its previously completed initial public offering of 8,823,529 shares of its common stock fully exercised their over-allotment option to purchase an additional 1,323,529 shares of the Company's common stock. Included as an exhibit to this current report on Form 8-K is a copy of the related press release dated August 1, 2006.


ITEM 9.01.  Financial Statements and Exhibits

 (c)     Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PGT, INC.


                                           By: /s/ Mario Ferrucci III
                                               --------------------------------
                                               Name:  Mario Ferrucci III
                                               Title: Vice President, Corporate
                                                        Counsel, and Secretary

Dated: August 2, 2006

                                 EXHIBIT INDEX


  Exhibit Number           Description
  --------------           -----------

      99.1                 Press release of PGT, Inc., dated August 1, 2006.